Consolidated Statements of Comprehensive Earnings - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Net earnings	$ 92,132	$ 91,571
Foreign currency translation gain (loss)	16,382	(4,337)
Unrealized gain on interest swaps, net of tax	552
Pension liability adjustments, net of tax	1,125	(1,690)
Comprehensive earnings	110,191	85,544
Less: Comprehensive earnings attributable to non-controlling shareholders	26,437	25,283
Comprehensive earnings attributable to Company	$ 83,754	$ 60,261